CENTENNIAL TAX EXEMPT TRUST
                Supplement dated January 1, 1999 to the
                   Prospectus dated October 30, 1998


The Prospectus is changed as follows:

1. The second paragraph in the section entitled "Fees and Expenses" on page A-2 of the Prospectus is deleted and replaced with:

      The annual rates applicable to Government Trust are as follows: 0.500% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.450% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.400% of the next $250 million of net assets; 0.375% of the next $250 million of net assets and 0.350% of net asset in excess of $1.5 billion. The annual rates applicable to Tax Exempt Trust are as follows: 0.500% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.450% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.400% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.350% of the next $500 million of net assets and 0.325% of net assets in excess of $2 billion. Furthermore, under Tax Exempt Trust's Agreement, when the value of Tax Exempt Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. See the Statement of Additional Information for an explanation of the Manager's reimbursement arrangement for the Trusts set forth in their Agreements. "Investment Management Services" in the Appendix to the Statement of Additional Information contains more complete information about the Agreements, including a discussion of expense arrangements, and a description of the exculpation provisions and portfolio transactions.

January 1, 1999                                               PS0160.004